Exhibit 10.35.3

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of June 2, 2017

Between:

LOANDEPOT.COM, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

The Parties have agreed to amend (for the third time) the Master Repurchase Agreement dated June 3, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated October 19, 2016 and the Second Amendment to Master Repurchase Agreement dated February 28, 2017, the “Amended MRA” and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to extend the latest Termination Date, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole Section of this Amendment is numbered as Section 2(a) to correspond to the number of the only Section of the Amended MRA amended hereby.

2. Definitions; Interpretation

(a) Definitions

A. The definition of “Termination Date” is amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Buyer at least thirty (30) days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to the Seller at least sixty (60) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) August 31, 2017.

B. The following new definition is added to Section 2(a), in alphabetical order:

“Third Amendment to MRA” means the Third Amendment to Master Repurchase Agreement dated June 2, 2017 by and between the Parties, amending this Agreement.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Carolyn Johnson
Carolyn Johnson
Authorized Officer

LOANDEPOT.COM, LLC

By:	/s/ Mike Smith
Mike Smith
Chief Accounting Officer

Counterpart signature page to Third Amendment to Master Repurchase Agreement